EXHIBIT 10.1

Prepared By:
E. Kamensky, Esq.
Page, Scrantom, Sprouse,
Tucker & Ford, P.C.
P.O. Box 1199
Columbus, Georgia 31902

SECOND MODIFICATION AGREEMENT

___________________, __________COUNTY

     THIS SECOND MODIFICATION AGREEMENT made and entered into as of the 28th day of February, 2005, by and between BANKATLANTIC BANCORP, INC., a Florida corporation (hereinafter referred to as “Borrower”) and COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation, whose address is 1148 Broadway, Columbus, Georgia 31901 (hereinafter referred to as “Bank”).

WITNESSETH THAT:

     WHEREAS, Borrower and Bank entered into a loan agreement dated September 17, 2001 (the “Loan Agreement”) and related loan documents (the “Loan Documents”) identified therein under the terms of which Bank established a line of credit on a revolving basis for Borrower under which Borrower was permitted to borrow up to $55,000,000.00 through a date certain in 2002 and up to $30,000,000.00 thereafter (the “Loan”), said Loan being evidenced by a note from Borrower to Bank dated September 17, 2001, in the maximum principal amount of $55,000,000.00 (the “Original Note”); and

     WHEREAS, pursuant to the terms of the Original Note and the Loan Agreement from and after March 15, 2002, the outstanding principal balance of the Note shall never exceed $30,000,000.00; and

     WHEREAS, the Original Note had a maturity date of September 1, 2004 and Borrower and Bank entered into that certain First Modification Agreement dated as of January 23, 2004 (the “First Modification”) whereby the maturity date of the Original Note was extended from September 1, 2004 to March 1, 2005 (the Original Note as amended and modified by the First Modification Agreement being referred to herein as the “Note”); and

     WHEREAS, Borrower has now requested that the maturity date of the Note be extended from March 1, 2005 to March 1, 2007; and

     WHEREAS, Bank has agreed to modify the Note to extend the maturity date of the Note from March 1, 2005 to March 1, 2007 subject to the terms and conditions contained in this Second Modification Agreement; and

     WHEREAS, Borrower agrees that the modification of the Loan pursuant to the terms hereof will be of direct and substantial benefit to Borrower: and

     NOW, THEREFORE, for and in consideration of the foregoing benefits and the sum of Ten ($10.00) Dollars in hand paid by Borrower to Bank, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree that:

     1. Preamble. The above and foregoing preamble is acknowledged by the parties to be true and correct and incorporated herein by reference.

     2. Modification of Existing Note. From and after the date hereof the Note is hereby amended and modified to delete paragraph (c) found on page 1 of the Note and to substitute the following in lieu thereof:

(c)	The outstanding principal balance, plus all accrued but unpaid interest thereon shall be due and payable in full on March 1, 2007.

     The Note is hereby further amended and modified to add the following sentence to the end of paragraph 1(b) found on page 1 of the Note:

(b)	From and after March 1, 2005, the outstanding principal balance of this Note shall never exceed $20,000,000.00.

     3. Modification of Existing Loan Agreement. From and after the date hereof the Loan Agreement, as modified by the First Modification, is hereby further modified and amended as follows:

(i)	Section 2.01 of the Loan Agreement, as said Loan Agreement was amended and modified by the First Modification, is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 2.01. Loan. The Bank agrees on the terms and conditions hereinafter set forth to extend a line of credit on a revolving basis (the “Loan”) to the Borrower on the date of this Agreement in the maximum principal amount of Fifty-Five Million and No/100ths ($55,000,000.00) Dollars. Subject to the provisions of this Agreement, Borrower shall be entitled to borrow, repay and re-borrow funds in accordance with the terms hereof as long as the total principal amount owed Bank under the Note prior to March 15, 2002 never exceeds $55,000,000.00 and on and after March 15, 2002 but prior to March 1, 2005 never exceeds

$30,000,000.00 and on and after March 1 2005 never exceeds $20,000,000.00.

(ii)	The reference to March 1, 2005 in Section 2.02 of the Loan Agreement, as amended and modified by the First Modification, is hereby changed to March 1, 2007.

     4. Modification of Loan Documents. All other documents evidencing, securing or otherwise relating to the Loan, including, without limitation, the Stock Pledge and Security Agreement between Borrower and Bank dated September 17, 2001 (as heretofore amended and modified, collectively, the “Other Loan Documents”), are hereby modified and amended to the extent necessary to reflect the aforesaid amendment and modification to the Note and Loan Agreement and to reflect and incorporate the change in the maturity date of the Note from March 1, 2005 to March 1, 2007. The Other Loan Documents, as applicable shall, without limitation, secure the indebtedness and obligations evidenced by the Note as amended and modified hereby.

     5. Ratification. Except as expressly set forth herein, all terms, covenants and provisions of the Note and Loan Agreement (as amended and modified by the First Modification) and all terms, covenants and provisions of the Other Loan Documents shall remain in full force and effect, and Borrower does hereby expressly ratify and confirm the Note, Loan Agreement and Other Loan Documents, as amended and modified, and the continuing priority of any of the Other Loan Documents which secures payment of the Note without the loss of priority or perfection. It is the intent of the parties hereto that this Second Modification Agreement shall not constitute a novation.

     6. Waiver of Claims. Borrower does hereby waive any claim or defense which it now has by virtue of this Second Modification Agreement or any instrument set forth hereunder, and further agrees not to raise any such claims or defenses in any civil proceeding or otherwise.

     7. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives, successors, successors-in-title and assigns.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this agreement to be appropriately executed under seal, effective as of the day and year first above written.

BORROWER: BANKATLANTIC BANCORP, INC. a Florida corporation
By:
Its:

(CORPORATE SEAL)

Signed, sealed and delivered
In the presence of

Witness:

Notary Public
My Commission Expires:
(NOTARIAL SEAL)

BANK: COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation
By:
Its:

(CORPORATE SEAL)

Signed, sealed and delivered
In the presence of

Witness:

Notary Public
My Commission Expires:
(NOTARIAL SEAL)

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